REED'S INC

April 2020


CRAFT GINGER BEER
REED'S
ALL-NATURAL
ZERO SUGAR
EXTRA FRESH GINGER

SAFE HARBOR

This presentation includes "forward-looking statements," within the meaning of the U.S. Securities Act of 1933, as amended and the U.S. Securities Exchange Act of 1934, as amended, or the "Exchange Act." Forward looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and results of operations, business strategy and plans and objectives of management for future operations. Forward-looking statements reflect our current views with respect to future events. The words "may," "will," "expect," "intend," "anticipate," "believe," "project," "estimate" and similar expressions identify forward-looking statements. These forward-looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward-looking statements.

All forward-looking statements involve risks, assumptions and uncertainties. You should not rely upon forward-looking statements as predictors of future events. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results. These risks, assumptions and uncertainties are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. All of the forward-looking statements we have included in this presentation are based on information available to us on the date of this presentation. We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur. This preliminary financial information and guidance has been prepared by our management and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP. These estimated preliminary results and forecasts are subject to completion of our customary quarterly and annual financial closing and audit and review procedures and are not a comprehensive statement of our financial results for the applicable periods. In addition, this preliminary financial information and guidance is not necessarily indicative of the results to be achieved in any future period.

Use of Non-GAAP Measures The Company presents Modified EBITDA as a supplemental measure of its performance. However, Modified EBITDA is not a recognized measurement under GAAP and should not be considered as an alternative to net income, income from operations or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of liquidity. The Company defines Modified EBITDA as net income (loss), plus interest expense, depreciation and amortization, stock-based compensation, changes in fair value of warrant expense, and one-time restructuring-related costs including employee severance and asset impairment . Management considers the Company's core operating performance to be that which its managers can affect in any particular period through their management of the resources that affect the Company's underlying revenue and profit generating operations during that period. Non-GAAP adjustments to the Company's results prepared in accordance with GAAP are itemized in the Company's 10-K for the period ended December 31, 2019, as filed with the SEC on March 18, 2020, and 10-Q for the period ended September 30, 2019, as filed with SEC on November 13, 2019. Readers are encouraged to evaluate these adjustments and the reasons the Company's considers them appropriate for supplemental analysis. In evaluating Modified EBITDA, the reader should be aware that in the future the Company may incur expenses that are the same as or similar to some of the adjustments in this presentation. The Company's presentation of Modified EBITDA should not be construed as an inference that its future results will be unaffected by unusual or non-recurring items.

REED'S INC COMPANY SNAPSHOT

Market Statistics	
Share Price (as of 4/3/2020)	$0.47
52 Week High	$4.05
52 Week Low	$0.36
Average Volume (3 month)	0.20 million
Fully-Diluted Shares Outstanding[1]	47.6 million
Market Capitalization[1,2]	$22.4 million
Debt (as of 12/31/2019)	$8.7 million
Cash (as of 12/31/2019)	$0.9 million
Enterprise Value[1,2]	$30.2million
Enterprise Value / 2019 Net Sales[1,2]	0.9x
Enterprise Value / 2020 Net Sales[1,2]	0.8x

Top Holders[3]

Holder	Common Stock	% Held
Bello, John J	6,105,000	12.8%
Handelsbanken Asset Management	3,375,000	7.1
Union Square Park Capital Management	3,024,284	6.4
Raptor / Harbor Reeds SPV	2,469,314	5.2
Bard Associates	1,481,950	3.1
The Vanguard Group	1,042,688	2.2
Essex Investment Management Company	905,107	1.9
Archon Capital Management	850,000	1.8
Reed, Christopher J	737,995	1.6
Reed, Judy Holloway	737,995	1.6
Meyer Handelman Company	724,000	1.5
Royce & Associates	552,096	1.2
Stalowir, Valentin M	446,049	0.9
Snyder Jr., Norman E	400,000	0.8
Quaker Capital Investments	378,939	0.8
BlackRock	332,994	0.7
Intracoastal Capital	235,294	0.5
Other Holders	23,796,501	50.0
Total	47,595,206	100.0%

[1] Treasury stock method.
[2] As of 4/3/2020.
[3] Source: SEC filings, Capital IQ, Bloomberg and REED management.



John Bello
Chairman

- Reed's Chairman since November 2016
- 20+ years of beverage industry experience
- Founder and former CEO of SoBe, a national beverage brand with sales exceeding $275 million, which sold to Pepsi in 2000 for $370 million



Norman E. Snyder
Chief Executive Officer

- Joined Reed's in September 2019
- 20+ years of operations experience in the beverage industry
- Experience working alongside John Bello at SoBe and NFL Properties
    - Was responsible for building national production (including 17 packing facilities)



Thomas J. Spisak
Chief Financial Officer

- Joined Reed's in December 2019
- Prior VP Finance/Controller for Diageo North America
- 20+ years of finance experience in alcohol beverage industry including key commercial finance roles

REED'S INC

OPPORTUNITY

- ✓ **Premiumization** – steady march of US consumers embracing quality
- ✓ **Natural** – desire for all-natural products is going mainstream
- ✓ **Clean Label** – 75% of consumers believe that fewer ingredients = healthier
- ✓ **Craft** – continued appeal of higher quality, independent, authentic brands
- ✓ **Functionality** – move to added function to beverage with ginger/energy/hemp
- ✓ **Reduced Sugar** – shift away from high sugar and artificial sweeteners/Keto Growing
- ✓ **"Better-for-You" Cocktails/Mocktails** – Mintel reports 35% growth, 2016-19

Sources: Nielsen Annual Healthcare Shoppers survey, Mintel, Innova, BCG/IRI Small Brand Study, Whipstitch Capital Healthy Living Trends, Technomic, Cheers Magazine

REED'S INC

FINANCIAL HIGHLIGHTS — Q1 2020 GUIDANCE

Net Sales

Quarter ended March 31 — $'s in millions



4.2% – 6.5% Growth
$9.0
$8.8
$8.4
Q1 2019
Q1 2020
New Guidance

Gross Margin

Quarter ended March 31



29.6%
29.5%
28.5%
Q1 2019
Q1 2020
New Guidance

Operating Expenses

Quarter ended March 31 — $'s in millions



3.5% – 7.2% Decrease
$5.4
$5.2
$5.0
Q1 2019
Q1 2020
New Guidance

63.7% 55.6% — 59.1%

Operating Expenses as a % of Net Sales

Modified EBITDA

Quarter ended March 31 — $'s in millions



$(1.6)
$(1.8)
$(2.3)
22.6% – 31.2% Decrease
Q1 2019
Q1 2020
New Guidance

FINANCIAL HIGHLIGHTS — ANNUAL GUIDANCE

Annual Net Sales

Fiscal year ended December 31

$'s in millions



$38.1
$5.9
$32.2
5.0% Growth
$33.8
10.0% Growth
$37.2
2018
2019
2020E
Guidance
Core
Private Label / Discontinued SKUs

Gross Margin

Fiscal year ended December 31



28.0%
23.3%
32.0%
2018
2019
2020E
Guidance

ACCELERATING GROWTH — IRI DATA

	Period Ended March 22, 2020	
	$ Sales vs. Prior Year	
	4-Weeks	12-Weeks
Reed's	26.2%	8.1%
Virgil's	20.9%	17.0%

	Metric	% Growth
ACV	38.6 Points	22.2%
Pricing	+ $0.57 / Unit	12.6%
Velocity	6.7 Units	10.3%

Source: IRI Worldwide, US multi-outlet channel scan data

TOTAL GINGER BEVERAGE SALES GROWTH

- Reed's is playing in the fast growing ginger beverage category


2016-2019 Sales CAGR
11.6%
10.1%
9.4%
7.6%
6.8%
6.4%
5.9%
5.7%
South Central
Plains
Southeast
West
Mid-South
Great Lakes
Northeast
California

Source: IRI Worldwide, US multi-outlet channel scan data

REED'S INC

PAST SUPPLY CHAIN ISSUES & SOLUTIONS

Past Supply Chain Issues	Supply Chain Solutions
○ Supply chain snafus/capacity issues	✓ Increased capacity/redundancy
○ Inadequate planning/no redundancy	✓ Integrated S&OP process implemented
○ Minimal bandwidth for innovation	✓ Innovation focus limited
○ Suboptimal gross margin	✓ Margin growth road map created
○ Poor inventory management	✓ Inventory oversight/analysis upgraded
○ QC issues	✓ Enhanced QC program implemented

CURRENT SUPPLY CHAIN


Noel Canning (Pepsi)
Full Sail Brewing (Mules)
Sonoma Beverage (Langer)
CCB
Clinton's Ditch (Pepsi)
Lion Brewery
Castle Co-Packers
Total Bottle Capacity
East (3.0M Cases)
West (3.0M Cases)
Total Can Capacity
East (1.0M Cases)
West (1.0M Cases)
Existing co-packers
Near-term targeted co-packers

	Q3 2019 Capacity	Q1 2020 Capacity
Bottle Capacity	3.7M Cases	6.0M Cases
Can Capacity	0.5M Cases	2.0M Cases
Total Capacity	**4.2M Cases**	**8.0M Cases**

REED'S INC — TRANSFORMATION ROADMAP

✓ = completed initiative
• = ongoing initiative

2017	2018	2019
Transition	**Turnaround**	**Brand Build/Sell-Thru Velocity**
✓ Business Assessment	✓ Optimize Operating Model	✓ Brand Refresh
✓ New Strategy	✓ Sell LA Plant	✓ Core Innovation – Zeros & Cans
✓ Price Increase	✓ New Credit Line	✓ Pull Campaign
✓ SKU Rationalization	✓ Build Marketing & Sales Infrastructure and Refresh	✓ Trade investment - Displays/POS - Promotions/Coupons - Sampling

2020+ Growth Plan

Continuous Improvements	Category Innovation	Outlet Expansion
✓ Increase production capacity	✓ Ginger Ale	• Adding 2K-5K new outlets
✓ Drive margin growth	✓ Ready-to-Drink Mule	• Adding sales resources
✓ Implement QC protocol	✓ Wellness Ginger Shots	• Trade Spend
✓ Implement focused growth	✓ Redesigned Candy Packaging	• Slotting
• Develop concentrate model	• Reformulating Ginger Beer w/Hemp	• New Channels / Ecommerce/ Brokers
• Streamline supply chain	• Functionals	• New Channel-specific packaging
		• Organization alignment

DRIVING GROWTH TO PROFITABILITY

- ✓ Top Line Revenue
  - Channel Expansion
  - Relevant products
  - Better execution
- ✓ Margin Enhancement
  - Leveraged purchasing power
  - Co-packer upgrades
  - Improved efficiency
- ✓ Smarter Spending
  - ROI thresholds on S&M
  - Value added services
  - Tightening the belt

Outlet Expansion



READY FOR
REAL
GINGER?
REED'S

REED'S INC SIGNIFICANT VOLUME UPSIDE VIA DISTRIBUTION

- Investment in new brokers, distributors, sales resources and merchandisers
- Investment in slotting, trade spend, point of sale, couponing, racks and sampling

US Channel	Estimate Door Universe[1]	2018 Reed's Doors[1]	2019 Actual New Doors Gained (est)	2020 Goals
NATURAL / SPECIALTY	8,000	6,600	600	400
GROCERY/MASS	45,000	20,000	3,000	500
DRUG	55,000	3,000	0	500
CLUB	1,600	50	100	100
ON-PREMISE (RESTAURANT/BAR)	670,000	3,500	550	750
LIQUOR STORES	47,000	1,000	300	350
CONVENIENCE STORES	150,000	1,500	500	500
TOTAL	**976,600**	**35,650**	**5,050**	**3,100**

- Significant upside anticipated in 2020 and beyond through continued penetration of on-premise, liquor and convenience channels.

[1] Doors represent retail outlets in which product can be sold to a consumer.

REED'S INC

2020 RETAIL WINS ACROSS THE U.S.

FOOD LION

- 5 New SKU's into 1,000+ stores
- First retailer to launch NEW Ginger Ale
- 24/7 Marketing activation
- Social media
- Digital
- Food Lion cardholders
- Front-end display June into 4th of July

NEW ADDITIONS:

- Zero Extra Ginger 4PK
- Reeds Ginger Ale 4 PK can
- Reeds Zero Ginger Ale 4 PK can
- Virgil's Zero Cream Soda 6 PK can
- Virgil's Zero Root Beer 6 PK can



Walmart

- NEW REALLY REAL Ginger Ale 8 PK can
- Walmart exclusive pack
- On Shelf – Late April
- 1,000+ stores
- On shelf incremental to present SKU's
- 9 Total SKU's now authorized
- More than 30% of craft soda set





REED'S INTRODUCES REALLY REAL GINGER ALE

- Q1/Q2 Launch in Food lion, Walmart, Giant Eagle, Albertsons, Sprouts, etc.
- 6K+ doors to date, exceeds Virgil's Zero Launch of 1.8K in year 1



ORIGINAL
REED'S
ALL-NATURAL
REAL* GINGER ALE
CRISP • CLASSIC • CLEAN
12 FL OZ (355 mL)
NEW!
Really →
• Real Ginger
• Classic Taste
• Nothing Artificial
4 CANS 12 FL OZ (355 mL)
ZERO
ZERO SUGAR
0 CALORIES

EXAMPLES OF RETAIL WINS ACROSS THE U.S.

Recent Wins	In Process / Expand Distribution
Albertsons Safeway, Circle K, Food Lion, Walmart, Giant, Giant Eagle, Commissary, Kroger, Meijer, TA, Southeastern Grocers, Publix	BJ's, NEXCOM, WinCo Foods, Market Basket, Hannaford, Fresh Thyme Farmers Market, Cub Foods, Sprouts Farmers Market, Sam's Club, Jewel-Osco

KEY U.S. RETAILERS


PCC
metropolitan market delivers
COSTCO WHOLESALE
QFC
Fred Meyer
Raley's Bel Air
SAFEWAY
Haggen
ROSAUERS
Albertsons
HARMONS
WinCo FOODS
BevMo! BEVERAGES & MORE
Gelson's
Ralphs
Bristol Farms
Smart&Final.
TRADER JOE'S
Stater Bros. Markets
fry's
fry's Marketplace
Bashas'
KING Soopers
City Market
FRESH MARKET
SUPERVALU
TARGET
meijer
Jewel-Osco
Cub FOODS
ROUNDYS
LUNDS&BYERLYS
FRESH THYME
HyVee
Kroger
ingles
Walmart
SPROUTS FARMERS MARKET
H-E-B
BROOKSHIRE'S
Brookshire Brothers
Central Market
WHOLE FOODS MARKET
ROUSES
Hannaford
MARKET BASKET
Wegmans
Price Chopper
Big Y
Roche Bros.
STOP&SHOP
shaw's
King Kullen
CVS Health.
GIANT EAGLE
NEXCOM
GIANT
GENUARDI'S
weis
Total Wine & MORE
Lowes FOODS
FOOD LION
Harris Teeter
Your Neighborhood Food Market
COMMISSARY
FOOD CITY
Value. Everyday.
piggly wiggly
THE FRESH MARKET
Southeastern Grocers
Publix.

REED'S INC

TRADER JOE'S RESULTS – LATEST 52 WEEKS

- Addition of new Reed's Extra Zero and Virgil's Zero Sugar Root Beer provide strong incremental growth and draws new users to category

TRADER JOE'S

	Trader Joe's					
	Cases LY	Cases TY	% Diff	$ LY	$ TY	% Diff
Virgil's Root Beer	79,997	85,549	6.9%	$ 1,279,952	$ 1,518,742	18.7%
Virgil's Zero Root Beer	—	40,341	—	—	678,976	—
Total Virgil's	**79,997**	**125,890**	**57.4%**	**$ 1,279,952**	**$ 2,230,478**	**74.3%**
Reed's Extra	130,659	115,594	(11.5)%	$ 2,090,544	$ 2,042,190	(2.3)%
Reed's Extra Zero	—	50,205	—	—	891,488	—
Total Reed's	**130,659**	**165,799**	**26.9%**	**$ 2,090,544**	**$ 2,933,678**	**40.3%**
Total Reed's & Virgil's	**210,656**	**291,689**	**38.5%**	**$ 3,370,496**	**$ 5,164,156**	**53.2%**

Note: Internal company year-to-date as of 3/31/20 for Trader Joe's unaudited. Data compares 52-week shipments through 3/31/20 vs 3/31/19

Reed's Marketing



2020 REED'S MARKETING – TACTICAL & STRATEGIC

- Support key product launches, where and when they are in retail

PRIMARY



Ginger Ale



Zero Sugar Extra Ginger Beer



Virgil's Zero Sugar



Shots / Candy

REED'S INC

2020 REED'S MARKETING BIG ROCKS

1 DRIVE PURCHASE & VELOCITY W/ MEASURABLE STORE LEVEL TACTICS (Retail Marketing, Amazon, Catalina)

2 MAINTAIN AWARENESS & TRIAL TO AMPLIFY REED'S INC BRANDS VIA 2019 VALIDATED TACTICS (Social Media, Sampling Truck)

3 REEDS FUTURE STATE- LOOK AHEAD (Packaging, Recipe & Innovation)

FOOD LION

Intend to execute a measurable marketing program to drive velocity at Food Lion. Why Food Lion?

- ✓ First retail partner on New Ginger Ale Slim 4 PK Cans
- ✓ Geographically aligned with Ginger Ale consumption, avg CDI for North Carolina is 120+
- ✓ A strategic partner for Reed's
- ✓ Measurable and Self Funding Case Study for Future Chains (Kroger, Giant Eagle, TBD)

MVP 360 CONNECT


NEW ITEMS


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REED'S / VIRGIL'S ARE RIDING THE TRENDS


Sparkling Beverage
Reduced Sugar
Functional/ Healthy
Premium Better For You Cocktail
Plant Based
Natural
Clean Label
Craft
Rise of the Mocktail
SUGAR
ON TREND

GMA ROCK YOUR RESOLUTION


Good Morning America
Rock your resolution
Rock your resolution! Here are the top tips and trends in health, beauty and wellbeing in 2020. gma.abc/2Gid0Jf
ROCK YOUR RESOLUTIONS
NUTRITION TRENDS FOR 2020
NON-ALCOHOLIC BEVERAGES
GMA
Like
Comment


ROCK YOUR RESOLUTIONS
NUTRITION TRENDS FOR 2020
NON-ALCOHOLIC BEVERAGES
8:19 37°
TOMORROW PARTLY TO MOSTLY SUNNY HIGH 49°
ALTERNATE

Maya Feller says, "Everybody wants that craft cocktail feel without the alcohol. My favorite here is Reed's Ginger Beer. I am partial to the no added sugar, there is zero sugar in this one." Lara Spencer stated that Reed's Ginger Beer "is so lovely."

EVERYDAY HEALTH

The Top 10 Healthy Food Trends to Expect in 2020

8 Hemp and CBD Are Going Mainstream in the Food World


2000mg
HEMP EXTRACT
REED'S
ORIGINAL

Featured product: Reed's Original Ginger Beer Infused with Broad Spectr

9.15M Total Impressions
Online + Social

The Daily Meal
All Things Food & Drink

20 Things Pregnant Women Should Add to Their Diet

Ginger



"Real ginger beer, such as Reed's or Fever-Tree, are also good picks." – RD Frances Largeman-Roth

BIT BY A FOX

27 JAN 2020

A Cocktail for the New Year, New You: Pom 20/20

categories: sponsored post



Picked up by Eugene Daily News

International Business Times

Galentine's Day Cocktails: 8 Easy Pink And Red Drink Recipes

REED'S ROSE COCKTAIL This bourbon and ginger beer-based beverage from Reed's Ginger Beer is an easy Galentine's Day recipe. It's the garnish that will make it perfect for the 'Gram.

Ingredients:

- 2 ounces Four Roses Bourbon
- 1 ounce Amaro Nonino
- 4 ounce Reed's Strongest Ginger Beer
- 1/2 ounce Lemon Juice
- Mini roses for garnish



Also shared on Facebook and Twitter

delish

America's Most Delish: Keto Favorites

AMERICA'S MOST delish KETO 2020

8.6M Total Impressions *Online + Social*

Hollywood Life by Bonnie Fuller

30+ Valentine's Day & Galentine's Day Cocktails To Enjoy With The People You Love

Included 2 recipes featuring Reed's

Rose Bowl Buck

2 oz Four Roses Bourbon

1 oz Amaro Nonino

4 oz Reed's Strongest Ginger Beer

1/2 oz Lemon Juice

Garnish: mini roses

Ginger Smash Mule Mocktail

Muddled peaches and blackberries (2 of each)

1 sprig thyme

Juice of 1/2 lemon

One sugar cube, muddled

Top with Reed's Extra Ginger Beer

GREEN MACHINE TOUR






2019

Coachella – CA
Keto Con – TX
Newport Jazz Fest – RI
Lime Rock Raceway – CT
Rose Bowl Stadium – LA

2020

Tahoe – CA
Vail Spring Break – CO
Rose Bowl – Pasadena
Carolinas
East Coast Summer

Financials



REED'S
EXTRA
NON-ALCOHOLIC
AMERICA'S
#1 GINGER BEER
Nasdaq

REED'S INC INCOME STATEMENT & Q1 2020 GUIDANCE

	Fiscal Year Ended December 31, 2018	Fiscal Year Ended December 31, 2019	Three Months Ended March 31, 2019	Three Months Ended March 31, 2020 Low	Three Months Ended March 31, 2020 High
Net Sales	$ 38,102,000	$ 33,820,000	$ 8,449,000	$ 8,800,000	$ 9,000,000
% Growth	*1.0%*	*(11.2)%*		*4.2%*	*6.5%*
Cost of Goods Sold	$ 27,424,000	$ 25,944,000			
Gross Profit	$ 10,678,000	$ 7,876,000			
% Margin	*28.0%*	*23.3%*	*29.6%*	*28.5%*	*29.5%*
Operating Expenses					
Delivery and Handling Expense	$ 5,489,000	$ 5,993,000			
Selling and Marketing Expense	4,879,000	9,188,000			
General and Administrative Expense	8,383,000	7,596,000			
Impairment of Assets	229,000	0			
Gain on Sale or Disposal of Equipment	0	(45,000)			
Gain on Sale of Los Angeles plant	(180,000)	0			
Total Operating Expenses	$ 18,800,000	$ 22,732,000	$ 5,386,000	$ 5,200,000	$ 5,000,000
Operating Income	$(8,122,000)	$(14,856,000)			
% Margin	*(21.3)%*	*(43.9)%*			
Total Other Expenses	$ 2,203,000	$ 1,256,000			
Net Income	$(10,325,000)	$(16,112,000)			
% Margin	*(27.1)%*	*(47.6)%*			
Net Income	$(10,325,000)	$(16,112,000)			
Modified EBITDA	$(4,957,000)	$(12,765,000)	$(2,324,000)	$(1,800,000)	$(1,600,000)
% Margin	*(13.0)%*	*(37.7)%*	*(27.5)%*	*(20.5)%*	*(17.8)%*

REED'S INC

MODIFIED EBITDA

	Fiscal Year Ended December 31, 2018	2019
Net Income	$(10,325,000)	$(16,112,000)
Modified EBITDA Adjustments:		
Depreciation and Amortization	$ 108,000	$ 152,000
Interest Expense	2,201,000	1,286,000
Stock Option and Other Noncash Compensation	2,081,000	1,296,000
Financing Costs included Warrant Modifcation	0	0
Change in Fair Value of Warrant Liability	2,000	(30,000)
Extinguishment and Reissue of Convertible Note	0	0
Gain on Plant Sale	(180,000)	0
Impairment and Severance Costs	1,156,000	643,000
Total EBITDA Adjustments	$ 5,368,000	$ 3,347,000
Modified EBITDA	$(4,957,000)	$(12,765,000)
% Margin	*(13.0)%*	*(37.7)%*

REED'S INC BALANCE SHEET

	As of December 31, 2018	As of December 31, 2019
Assets		
Current Assets		
Cash	$ 624,000	$ 913,000
Accounts Receivable	2,803,000	2,099,000
Inventory	7,380,000	10,508,000
Prepaid Expenses and Other Current Assets	131,000	776,000
Total Current Assets	$ 10,938,000	$ 14,296,000
Total Long Term Assets	$ 1,554,000	$ 1,696,000
Total Assets	$ 12,492,000	$ 15,992,000
Liabilities & Stockholders' Equity		
Current Liabilities		
Accounts Payable	$ 5,721,000	$ 5,539,000
Accrued Expenses	1,483,000	646,000
Advances from Officers	0	0
Line of Credit	6,980,000	3,177,000
Current Portion of Capital Leases Payable	51,000	49,000
Current Portion of Long Term Financing Obligation	0	0
Current Portion of Bank Notes	0	0
Total Current Liabilities	$ 14,235,000	$ 9,411,000

	As of December 31, 2018	As of December 31, 2019
Long Term Liabilities		
Capital Leases Payable, Less Current Portion	$ 801,000	$ 737,000
Convertible Note to a Related Party	4,161,000	4,689,000
Warrant Liability	38,000	8,000
Total Long Term Liabilities	$ 5,000,000	$ 5,434,000
Total Liabilities	$ 19,235,000	$ 14,845,000
Stockholders' Equity		
Convertible Preferred	$ 94,000	$ 94,000
Common Stock	3,000	5,000
Common Stock Issuable	0	0
Additional Paid in Capital	53,591,000	77,596,000
Accumulated Deficit	(60,431,000)	(76,548,000)
Total Stockholders' Equity	$(6,743,000)	$ 1,147,000
Total Liabilities and Stockholders' Equity	$ 12,492,000	$ 15,992,000

Appendix


VIRGIL'S
ZERO SUGAR
LEMON LIME
ALL-NATURAL
VIRGIL'S
HANDCRAFTED
ROOT BEER
ALL-NATURAL
VIRGIL'S
HANDCRAFTED
ROOT BEER

2020 Portfolio


DAILY GINGER
WELLNESS GINGER SHOT
REED'S
3000MG
NATURAL GINGER
2 FL OZ. (59 ML)

REED'S INC

2020 PORTFOLIO

Core Packages (18 SKUS)





New

Package / Channel Innovation (8 SKUS)



C-Store

Club

Mixer Set/On- Premise

Category Innovation (8 SKUS)

New



GINGER ALE IS GROWING – REED'S ENTERS $1B CATEGORY

US Ginger Ale / Ginger Beer Sales


Total Ginger Beer
$79 million

Total Ginger Ale/Ginger Beer
$986 million

Growth Rate vs YAG


Ginger Ale
Total
Zero Sugar
3.6%
6.6%
Ginger Beer
Total
Zero Sugar
1.4%
11.4%

- We believe Ginger Ale will become a $1B category by end of 2020 in measured supermarkets.
- Huge opportunity for Reeds to capture share/sales in the much larger Ginger Ale category with new offerings.
- Reeds NEW Really Real Ginger Ale is the only product in the Ginger Ale Category to actually contain fresh Ginger.

Source: SPINS MULO latest 52 weeks ending 2/23/20

REED'S INC CATEGORY LEADERSHIP – GINGER BEER & DIET

Reed's is the dollar sales leader in the ginger beer segment

- Reed's has an estimated 25% dollar share of the ginger beer segment in measured channels
- Mainstream ginger ale brands vulnerable to consumers switching to get actual ginger benefits



Attribute	Reed's	Goslings	Fever Tree	Bundaberg	Q Drinks
All-Natural (no artificial colors, ingredients, or preservatives)	✓	X	✓	X	TBD
Made from Fresh Ginger Root	✓	X	X	X	TBD
FREE from Preservatives (Benzoate)	✓	X	✓	X	TBD
FREE from High Fructose Corn Syrup	✓	X	✓	✓	TBD
Retail Sales in $ millions	$25.8M[1]	$22.8M	$16.5M	$15.5M	$6.9M

Source: SPINS data (combined mulo/natural/specialty channels) 52w ending 2-23-20 with Reed's includes sales non-syndicated retailers in natural and specialty

[1] Aggregating SPINS data & non-measured retailers (Trader Joe's & Whole Foods).

Reed's Zero Sugar gaining traction with only 6 months in the market!



Attribute	Reed's	Goslings	Fever Tree Light	Bundaberg	Q Light
All-Natural (no artificial colors, ingredients, or preservatives)	✓	X	✓	X	✓
Made from Fresh Ginger Root	✓	X	X	X	X
FREE from Preservatives (Benzoate)	✓	X	✓	X	✓
FREE from High Fructose Corn Syrup	✓	X	✓	✓	✓
Natural Sweetener	✓	X	TBD	X	TBD
Keto Certified	✓				
Retail Sales in $ millions	$2.1M[1]	$4.1M	$3.1M	$4.0M	$0.4M
ZERO Calories	YES	YES	NO	NO	NO

Source: SPINS data (combined mulo/natural/specialty channels) 52w ending 2-23-20 with Reed's includes sales non-syndicated retailers in natural and specialty

[1] Aggregating SPINS data & non-measured retailers (Trader Joe's & Whole Foods). 6 months ONLY

REED'S INC

CATEGORY – GINGER ALE & DIET

In 2020, Reed's Real Ginger Ale™ will deliver **REAL** in a category of fake



REED'S
REAL GINGER ALE
CANADA DRY
Schweppes
REED'S
REAL GINGER ALE
CANADA DRY
GINGER ALE
Schweppes
zevia

Attribute	Reed's	Canada Dry	Schweppes	Reed's Zero Sugar	Diet CD	Diet Schweppes	Zevia
All-Natural (no artificial colors, ingredients, or preservatives)	✓	X	X	✓	X	X	✓
Made from Fresh Ginger Root	✓	X	X	✓	X	X	X
FREE from Preservatives (Benzoate)	✓	X	X	✓	X	X	✓
FREE from High Fructose Corn Syrup	✓	X	X	✓	✓	✓	✓
Natural Sweetener	-	-	-	✓	X	X	✓
Keto Certified	-	-	-	✓	X	X	X
Retail Sales in $ millions	$0[1]	$480M	$133M	$0[1]	$117M	$10M	$12M

Source: SPINS data (combined mulo/natural/specialty channels) 52w ending 2-23-20 with Reed's includes sales non-syndicated retailers in natural and specialty

[1] Aggregating SPINS data & non-measured retailers (Trader Joe's & Whole Foods).

EVERYTHING IS GINGER – 2020 COMPETITIVE ENTRANTS

Coca-Cola


Sprite
ZERO SUGAR
GINGER
12 CANS

Keurig Dr Pepper


CANADA DRY
BOLD
GINGER ALE
12 PACK
NEW
GINGER ALE and LEMONADE
GINGER ALE and ORANGEADE

S.PELLEGRINO


4 pack
SANPELLEGRINO
ITALIAN SPARKLING DRINKS
GINGER BEER
4 Pack
6.75 FL. OZ.

REED'S INC

CRAFT SODA CATEGORY IS SIGNIFICANTLY UNDERDEVELOPED

US Carbonated Soft Drink Retail Sales



Total Craft $352 million

Total Carbonated Soft Drinks:
$20.2 Billion

Growth Rate vs YAG

Mainstream CSD — **Craft Specialty CSD**



Total CSDs
Diet CSDs
Craft Specialty
Craft Zero Sugar
3.5 %
4.3%
1.2%
21%

- Craft soda category significantly underdeveloped as compared to craft beer and other craft categories
- Craft "Zero Sugar" category growing 21%
- Leverage Virgil's proprietary, superior tasting, all-natural Zero Sugar products to steal market share from mainstream diets and natural zero sugar offerings
- Virgil's will fill leadership, innovation and marketing void in the craft soda category

REED'S INC CATEGORY – CRAFT SODAS

- Drive boldly natural taste in the Craft Soda Category
- Virgil's will take share from leading all-natural Zero Sugar brands driven by superior taste


zevia

Attribute	Virgil's	Zevia	IBC	Stewart's	Hansen's
All-Natural (no artificial colors, ingredients, or preservatives)	✓	✓	X	X	✓
FREE from High Fructose Corn Syrup	✓	✓	X	X	✓
FREE from Sodium Benzoate (preservative)	✓	✓	X	X	✓
Made with Only Natural Flavors	✓	✓	X	X	✓
Natural Sugar Substitute (Zero Sugar/Diet)	✓	✓	X	X	N/A
Retail Sales in $ millions	$23.5M[1]	$79.8M	$36.9M	$17.8M	$13.4M

Source: SPINS data (combined mulo/natural/specialty channels) 52w ending 2-23-20 with Virgil's includes sales non-syndicated retailers in natural and specialty
[1] Aggregating SPINS data & non-measured retailers (Trader Joe's).

REED'S INC — ZERO SUGAR EXTRA GINGER BEER


surlysue
CRAFT GINGER BEER
REED'S
ALL-NATURAL
ZERO SUGAR
EXTRA
17 likes
surlysue I've been trying to cut back on sugar, but I love ginger beer. Especially when it's mixed with whiskey. I was thrilled to stumble across this gem yesterday. No I don't have to feel as guilty about my cocktails. @drinkreeds .


ketoholicnyc
no day complete without my fave, @drinkreeds ginger beer
100% MORE GINGER THAN ORIGINAL
NON-ALCOHOLIC


Now Keto Certified
CK
View Insights
Currently Promoted
Liked by gallo.likethewine and others
drinkreeds #didyouknow?? Our zero sugar #gingerbeer is #keto certified! AND, we're giving away a YEARs worth of keto product only 2 weeks left to enter (link in bio!) tag a friend who would love to win!
forethelord One of the best sugar free sodas. Thank You for making this.
1h 1 like Reply
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REED'S
EXTRA

REED'S INC

WELLNESS GINGER SHOTS

- Launched Q1 – Sprouts & Online


GINGER ENERGIZE
WELLNESS GINGER SHOT
REED'S
3000 MG NATURAL GINGER
100 NATURAL MG CAFFEINE
#1 -NAME IN- REAL GINGER
YOUR DAILY -SHOT OF- WELLNESS
GINGER ENERGIZE
YOUR DAILY SHOT OF WELLNESS
NO ARTIFICIAL PRESERVATIVES, FLAVORS, OR COLORS
DAILY GINGER
3000 MG NATURAL GINGER
2 FL OZ. (59 ML)
DAILY GINGER
YOUR DAILY SHOT OF WELLNESS
NO ARTIFICIAL PRESERVATIVES, FLAVORS, OR COLORS

REED'S INC CRAFT GINGER MULE

- Launched March 2020
- Full Sail Brewing licensing agreement
- Reed's to receive royalty with minimum guarantees
- Five-year term and automatically renews for up to three additional two-year terms
- WFM's/Albertson's-Safeway/other PACNW
- $10.99 4-Pack SRP



MADE WITH FRESH GINGER
CRAFT GINGER MULE
REED'S
NATURALLY BREWED
ZERO SUGAR
CLASSIC MULE
GINGER BEER WITH NATURAL FLAVORS
CONTAINS ALCOHOL
7% ALC
AMERICA'S #1 GINGER BEER
MAKES THE ULTIMATE MULE
ZERO SUGAR
CLASSIC
MULE
CONTAINS ALCOHOL
GLUTEN FREE
4 12oz CANS

CANDY PACKAGING RESTAGE TO FLOW IN 2H

New & Improved Look and Product to Phase In Q2

- Now made from organic ginger
- Tastier and chewier
- Upgraded 2oz packaging structure with side-opening for easier access
- Refreshed packaging graphics, aligned with Master Brand look and feel for strong cross-sell impact



REED'S
GINGER CHEWS
TASTIER AND CHEWIER
CRAFT GINGER CANDY
REED'S
ALL-NATURAL
GINGER CHEWS
SWEET & SPICY GINGER CHEWS
FRESH ORGANIC GINGER
FROM AMERICA'S #1 GINGER BEER BRAND
TASTIER AND JUICIER
CRAFT GINGER CANDY
REED'S
ALL-NATURAL
CRYSTALLIZED GINGER
CRAFT GINGER CANDY
REED'S
ALL-NATURAL
GINGER CHEWS
MADE FROM ORGANIC FRESH GINGER

FEEL THE CONSUMER LOVE


Virgil's.
Yesterday at 4:37 PM ·
It's simply the best root beer I've ever tasted!
VIRGIL'S
ROOT BEER
ALL-NATURAL
VIRGIL'S
HANDCRAFTED
ROOT BEER


familyaswego
Hands down best sugar free soda E V E R!
When we are doing sugar free February, these make it bearable!
@DRINKVIRGILS
ROOT BEER
ALL-NATURAL
VIRGIL'S
ZERO SUGAR
ROOT BEER


ketoholicnyc
no day complete without my fave, @drinkreeds ginger beer
FRESH GINGER
REED'S
ALL-NATURAL
ZERO SUGAR
EXTRA
100% MORE GINGER THAN ORIGINAL
NON-ALCOHOLIC